UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Under Rule 14a-12

XpresSpa Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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XPRESSPA GROUP, INC.
254 West 31st Street, 11th Floor
New York, New York 10001
August 20, 2021
To Our Stockholders:
You are cordially invited to attend the 2021 annual meeting of stockholders of XpresSpa Group, Inc. to be held at 11:00 a.m. Eastern time on Thursday, September 30, 2021.
As a result of the continuing public health and travel risks and concerns due to COVID-19, the 2021 annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/XSPA2021, and entering the control number on your notice of internet availability or proxy card. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about XpresSpa Group, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, we will ask stockholders to consider the following proposals:
1.
To elect Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout and Michael Lebowitz to our Board of Directors;

2.
To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.
To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock by 100,000,000, from 150,000,000 to 250,000,000;

4.
To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in the accompanying proxy statement; and

5.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposals 2 through 4.

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of XpresSpa Group, Inc.
Sincerely,
Douglas Satzman
Chief Executive Officer

XPRESSPA GROUP, INC.
254 West 31st Street, 11th Floor
New York, New York 10001
August 20, 2021
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TIME:
11:00 a.m., Eastern time

DATE:
September 30, 2021

ACCESS:
The 2021 annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/XSPA2021, and entering the control number included on your notice of internet availability or proxy card.

PURPOSES:
1.
To elect Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout and Michael Lebowitz to our Board of Directors;

2.
To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.
To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock by 100,000,000, from 150,000,000 to 250,000,000;

4.
To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in the proxy statement; and

5.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposals 2 through 4.

We are electronically disseminating Annual Meeting materials to our stockholders, as permitted under the “Notice and Access” rules approved by the Securities and Exchange Commission. Stockholders who have not opted out of Notice and Access will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access Annual Meeting materials via the Internet. The Notice also provides instructions on how to obtain paper copies if preferred.
You may vote if you were the record owner of XpresSpa Group, Inc. Common Stock at the close of business on August 13, 2021. A list of stockholders of record will be available for 10 days prior to the annual meeting at our headquarters, 254 West 31st Street, New York, New York 10011. If you would like to view the stockholder list, please contact Omar Haynes, Vice President, Treasury & Finance, at (917) 261-3836 to schedule an appointment or for alternative arrangements to the extent office access is impracticable due to the COVID-19 pandemic. In addition, a list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual at www.virtualshareholdermeeting.com/XSPA2021.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Sincerely,
Douglas Satzman
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 30, 2021
This proxy statement, the Notice of Annual Meeting of Stockholders, and our 2020 Annual Report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your notice of internet availability or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2020, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xpresspagroup.com. You may also obtain a printed copy of our Annual Report on Form 10-K, as amended, including our financial statements, free of charge, from us by sending a written request to: XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PAGE
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
MANAGEMENT AND CORPORATE GOVERNANCE	10
REPORT OF AUDIT COMMITTEE	19
DELINQUENT SECTION 16(a) REPORTS	20
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	20
PROPOSAL 1: ELECTION OF DIRECTORS	21
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22
PROPOSAL 3: APPROVAL OF CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES OF COMMON STOCK	24
PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.	26
PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 4	28
CODE OF CONDUCT AND ETHICS	29
OTHER MATTERS	29
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	29
APPENDIX
APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT TO INCREASE AUTHORIZED SHARES	A-1

XPRESSPA GROUP, INC.
254 West 31st Street, 11th Floor
New York, New York 10001
PROXY STATEMENT FOR THE XPRESSPA GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 30, 2021
This proxy statement, along with the accompanying notice of annual meeting of stockholders, contains information about the annual meeting of stockholders of XpresSpa Group, Inc. including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m. Eastern time, on Thursday, September 30, 2021. As a result of the continuing public health and travel risks and concerns due to COVID-19, the 2021 annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/XSPA2021, and entering the control number included on your Notice or the proxy card you receive. You will not be able to attend the 2021 annual meeting in person.
In this proxy statement, we refer to XpresSpa Group, Inc. as “XpresSpa,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 30, 2021
This proxy statement is available for viewing, printing and downloading at www.proxyvote.com. To view this material please have the control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements by electronic delivery.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors of XpresSpa Group, Inc. is soliciting your proxy to vote at the annual meeting of stockholders to be held virtually on September 30, 2021, at 11:00 a.m. Eastern time and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended, because you owned shares of our Common Stock, par value $0.01 per share (the “Common Stock”), on the record date. On or about August 20, 2021, we made these materials available to all stockholders entitled to vote at the annual meeting.
Why Are You Holding a Virtual Annual Meeting?
Due to the continuing public health impact of COVID-19 and to support the health and well-being of our stockholders, this annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board of Directors or management, as time permits.
Why is the Company seeking approval for an amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock?
Our amended and restated Certificate of Incorporation authorizes us to issue 150,000,000 shares of common stock. As of August 2, 2021, the Company has 105,569,045 shares of Common Stock issued and outstanding and an aggregate of 41,379,153 shares of Common Stock reserved for issuance upon exercise of warrants to purchase shares of Common Stock issued in our previous financing, and for issuance under our various equity incentive plans (inclusive of shares to be issued pursuant to outstanding options and restricted stock units). We are seeking stockholder approval to increase the number of authorized shares of common stock to 250,000,000 to provide additional authorized shares of Common Stock for use in connection with potential future financings, strategic opportunities, acquisitions, employee benefit plans or for other corporate purposes.
For more information, see “Proposal 3: Charter Amendment to Increase Authorized Shares Of Common Stock” contained elsewhere in this proxy statement.
What Happens if There Are Technical Difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting.
Who Can Vote?
Only stockholders who owned our Common Stock at the close of business on August 13, 2021 are entitled to vote at the annual meeting. On this record date, there were 105,569,045 shares of our Common Stock outstanding and entitled to vote. Our Common Stock is our only class of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting in the election of directors.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you are a “registered stockholder”, and you may vote:
•
Over the Internet.   Go to www.proxyvote.com and have your Notice or proxy card available.

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By telephone:   Call 1-800-690-6903 and follow the instructions. Have your Notice or proxy card available.

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By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card in the envelope provided. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•
In person at the meeting.   If you attend the virtual annual meeting, you may vote during the annual meeting by visiting www.virtualshareholdermeeting.com/XSPA2021, and entering the control number included on the Notice or proxy card you receive.

Internet and telephone voting facilities for registered stockholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 29, 2021.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet and telephone voting also will be offered to stockholders owning shares through certain banks and brokers.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•
“FOR” the election of each of the nominees for director;

•
“FOR” the ratification of the selection of Friedman LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021;

•
“FOR” the approval of the amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock by 100,000,000, from 150,000,000 to 250,000,000;

•
“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

•
“FOR” adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposals 2 through 4.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by a proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by the Internet or telephone as instructed above;

•
by notifying the Corporate Secretary of XpresSpa Group, Inc. in writing before the annual meeting that you have revoked your proxy; or

•
by attending the annual meeting virtually. Attending the annual meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by the Internet, telephone or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on Proposals 1 and 4.

Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Election of Directors	The five nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either virtually or by proxy at the annual meeting is required to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will be treated as votes AGAINST this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Friedman LLP as our independent registered public accounting firm for 2021, the Audit Committee of our Board of Directors will reconsider its selection.
Proposal 3: Approval of the Increase in Authorized Shares	The affirmative vote of the holders of a majority of the shares of our Common Stock having voting power outstanding on the record date is required to approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against such proposal.
Proposal 4: Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes AGAINST this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Proposal 5: Approve an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposals 2 through 4	Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 4 requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either virtually or by proxy at the annual meeting. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $25,000 in the aggregate.
What Constitutes a Quorum for the Annual Meeting?
The presence, virtually or by proxy, of the holders of one-third (33.33%) of the shares of our Common Stock issued and outstanding and entitled to vote on the matters at the annual meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Why did I receive a Notice of Internet Availability of Proxy Materials rather than a full set of proxy materials?
In accordance with SEC rules, we have elected to furnish our proxy materials, including this proxy statement and the Annual Report, primarily via the Internet rather than by mailing the materials to stockholders. The Notice of Internet Availability of Proxy Materials provides instructions on how to access our proxy materials on the Internet, how to vote and how to request printed copies of the proxy materials. Stockholders may request to receive the proxy materials in printed form by following the instructions contained in the Notice of Internet Availability of Proxy Materials. We encourage stockholders to take advantage of the proxy materials on the Internet to reduce the costs and environmental impact of our Annual Meeting.
If you are a registered stockholder and wish to receive paper copies of future proxy materials, please visit www.proxyvote.com via the Internet. If you are a registered stockholder and wish to request electronic delivery of proxy materials in the future, you may elect this option on this site as well.
If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where the materials are available and a link to the proxy voting website. Your election to access proxy materials electronically will remain in effect until you terminate it.
Attending the Annual Meeting
The annual meeting will be held at 11:00 a.m. Eastern time on Thursday, September 30, 2021. The annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/XSPA2021 shortly before the meeting time, enter the control number included on your Notice or proxy card, and follow the instructions for downloading the Webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family.
This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact XpresSpa Group’s Corporate Secretary at XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, your own set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another of our stockholders and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
•
If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request by calling them at 718-921-8200.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of August 2, 2021 for (a) each of our named executive officers, (b) each of our directors and director nominees, and (c) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of August 2, 2021, pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but do not deem those shares to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 105,569,045 shares of Common Stock outstanding as of August 2, 2021.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Five percent or more beneficial owners:
Sabby Volatility Warrant Master Fund, Ltd(2)	16,763,403	15.9%
Armistice Capital Master Fund, Ltd(3)	5,554,197	5.3%
Directors and named executive officers:
Douglas Satzman(4)	158,334	*
Scott Milford(5)	127,865	*
James A. Berry	—	*
Bruce T. Bernstein(6)	303,209	*
Donald E. Stout(7)	142,358	*
Robert Weinstein(8)	165,150	*
Michael Lebowitz(9)	153,483	*
All current directors and officers as a group (7 individuals)(10):	1,050,399	*

*
Less than 1%

(1)
Unless otherwise indicated, the business address of the individuals is c/o XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, NY 10001.

(2)
Based on (i) Schedule 13G/A filed by Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz with the SEC on January 7, 2021, which reported ownership of 4,691,933 shares of Common Stock as of December 31, 2020, and (ii) 12,071,470 shares of Common Stock issuable upon exercise of a warrant held by Sabby Volatility Warrant Master Fund, Ltd. The principal business address of Sabby Volatility Warrant Master Fund, Ltd. is 89 Nexus Way, Camara Bay, Grand Cayman KY1-9007, Cayman Islands. The principal business address of Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(3)
Consisted of (i) 2,379,593 shares of Common Stock issuable upon exercise of a warrant held by Armistice Capital Master Fund, Ltd and (ii) 3,174,604 shares of Common Stock issuable upon exercise of a second warrant held by Armistice Capital Master Fund, Ltd. The principal business address of the beneficial owner is C/O Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(4)
The number of shares of Common Stock beneficially owned includes 62,500 shares of Common Stock and options to purchase 95,834 shares of Common Stock, which are exercisable within 60 days of August 2, 2021.

(5)
The number of shares of Common Stock beneficially owned includes 37,425 shares of Common Stock and options to purchase 90,440 shares of Common Stock, which are exercisable within 60 days of August 2, 2021.

(6)
The number of shares of Common Stock beneficially owned includes 167,831 shares of Common Stock and options to purchase 135,378 shares of Common Stock, which are exercisable within 60 days of August 2, 2021.

(7)
The number of shares of Common Stock beneficially owned includes 46,176 shares of Common Stock and options to purchase 96,182 shares of Common Stock, which are exercisable within 60 days of August 2, 2021.

(8)
The number of shares of Common Stock beneficially owned includes 71,176 shares of Common Stock and options to purchase 93,974 shares of Common Stock, which are exercisable within 60 days of August 2, 2021.

(9)
The number of shares of Common Stock beneficially owned includes 71,176 vested shares of Common Stock and options to purchase 82,307 shares of Common Stock, which are exercisable within 60 days of August 2, 2021.

(10)
See footnotes (4) through (9).

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors currently consists of five (5) members. Prior to each annual meeting of stockholders, the Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualify or until their earlier death, resignation, or removal. Election takes place at our annual meeting of stockholders.
Set forth below are the names of our directors and executive officers, their ages (as of the filing date of this proxy statement), their position(s) with the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of the directors or executive officers. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion that each person listed below should serve as a director is set forth below:
Name	Age	Position(s) with the Company
Bruce T. Bernstein*(1)(2)(3)	57	Chairman of the Board of Directors
Robert Weinstein*(4)	61	Director
Donald E. Stout*(1)(2)(3)	75	Director
Michael Lebowitz*	49	Director
Doug Satzman	48	Chief Executive Officer and Director
Scott Milford	56	Chief Operating Officer
James A. Berry	64	Chief Financial Officer

*
Independent director under the rules of The Nasdaq Stock Market

(1)
Current member of Compensation Committee

(2)
Current Chairman of the Compensation Committee

(3)
Current member of Nominating and Corporate Governance Committee

(4)
Current Chairman of the Audit Committee

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market: Bruce T. Bernstein, Donald E. Stout, Robert Weinstein, and Michael Lebowitz.
Douglas Satzman has served as our Chief Executive Officer and as a member of our Board of Directors since February 11, 2019. Mr. Satzman most recently served as CEO of Joe Coffee Company, a premium Specialty Coffee chain serving craft roasted coffee and artisanal food items with over 20 company owned cafes in New York City and Philadelphia. During his tenure, he created a multi-channel national growth plan, created infrastructure and assembled a leadership team after the first private equity investment in the 15 year-old family business. Previously, Mr. Satzman was Chief Executive Officer, U.S. of Le Pain Quotidien, a premium Bakery & Full Service Restaurant chain serving artisanal breads/pastries, organic products & wholesome cuisine in over 90 company-owned restaurants across the U.S. where he developed a long-term growth strategy focused on building organic sales, opening new stores and markets, creating multi-channel growth platforms and leveraging technology. He also re-organized the corporate and field teams which resulted in improved customer service, improved store level support and reduced costs. Prior to that, Mr. Satzman spent 14 years at Starbucks Coffee Company where he held roles of increasing responsibility across the U.S. and Europe, culminating in being named Senior Vice-President, EMEA Business Development & Channel Operations. In that role, he led and delivered a high growth strategy across Europe, Russia, the Middle East and Africa as well as for non-company owned retail operations across more than 35 countries. During his assignments in the U.S. and EMEA, Mr. Satzman’s direct responsibilities included leading the travel vertical, including operations and business development across all airports resulting in significant revenue, profit and growth.
We believe Mr. Saltzman’s extensive experience in the retail industry qualifies him to serve on our Board Directors.
Bruce T. Bernstein joined our Board of Directors in February 2016 and has served as the Chairman of our Board of Directors since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein served as President of Rockmore Capital, LLC from 2006 until February 2017, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), Mr. Bernstein is also a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).
We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.
Robert Weinstein joined our Board of Directors in February 2020. Mr. Weinstein has extensive accounting and finance experience, spanning more than thirty years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. Since October 2013, Mr. Weinstein has been the Chief Financial Officer of Synaptogenix, Inc. (formerly Neurotrope Bioscience, Inc.), a publicly-traded biotechnology company. From September 2011 to September 2013, Mr. Weinstein was an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, Mr. Weinstein was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., a publicly-traded energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a publicly-traded, development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his B.S. in accounting from the State University of New York at Albany.
We believe Mr. Weinstein’s extensive financial expertise and healthcare experience qualifies him to serve on our Board of Directors and as a member and the chairperson of the audit committee of our Board of Directors.
Donald E. Stout has been our director since July 2012, and was a director of Innovate/Protect, Inc. from November 2011 through the consummation of the merger with us. In a career spanning over forty years, Mr. Stout has been involved in virtually all facets of intellectual property law. Mr. Stout is a partner at a law firm Fitch, Even, Tabin & Flannery LLP since 2015 and he had been a senior partner at the law firm of Antonelli, Terry, Stout & Kraus, LLP from 1982 to 2015. As an attorney in private practice, Mr. Stout has focused on litigation, licensing and representation of clients before the United States Patent and Trademark Office (“USPTO”) in diverse technological areas. From 1971 to 1972, Mr. Stout worked as a law clerk for two members of the USPTO Board of Appeals and, from 1968 to 1972. Mr. Stout was an assistant examiner at the USPTO, where he focused on patent applications covering radio and television technologies. Mr. Stout has written and prosecuted hundreds of patent applications in diverse technologies, rendered opinions on patent infringement and validity, and has testified as an expert witness regarding obtaining and prosecuting patents. Mr. Stout is also the co-founder of NTP Inc., which licensed Research in Motion

(RIM), the maker of the Blackberry handheld devices, for $612.5 million to settle a patent infringement action. Mr. Stout also previously served on the Board of Directors of Tessera Technologies, Inc. (TSRA). Mr. Stout is a member of the bars of the District of Columbia and Virginia, and is admitted to practice before the Supreme Court of the United States, the Court of Appeals for the Federal Circuit and the USPTO. Mr. Stout holds a Bachelor’s degree in Electrical Engineering, with distinction, from Pennsylvania State University, and a J.D., with honors, from The George Washington University.
We believe Mr. Stout’s historical knowledge of the Company and intellectual property experience qualifies him to serve on our Board of Directors.
Michael Lebowitz joined Board of Directors in April 2020. An expert in customer experience strategy and innovation, Mr. Lebowitz has a twenty-five year track record in defining creative strategy and vision for some of the world’s most recognizable brands. Mr. Lebowitz founded Big Spaceship, a globally-recognized creative consultancy, in 2000 and has served as Chief Executive Officer of Big Spaceship since its founding. Mr. Lebowitz received his Bachelor’s degree in Film from Vassar College.
We believe Mr. Lebowitz’s extensive experience in the area of creative brand strategy qualifies him to serve on our Board of Directors.
Executive Officers
Scott Milford was named our Chief Operating Officer in December 2020. Mr. Milford has over 30 years of experience at high profile and diverse organizations. Prior to joining XpresSpa as its first Chief People Officer in July 2019, he served as VP, People Operations at SoulCycle from January to July 2019, where he led the creation and deployment of the company’s talent acquisition strategy, the development of an annual performance cycle, and created and deployed the “people strategy” that supported the opening of the brand’s first European studio in London. This included the development of talent acquisition and talent management plans, compensation design and all policies and procedures governing studio operations.
Prior to that, he served as Chief People Officer for Bayada, a one billion dollar home health care company, during 2018, where he played a significant role in building the organizational infrastructure necessary to scale the business from 400 service offices to 1,000 offices. Previously, he was Senior Vice President — Human Resources for Le Pain Quotidien from 2016 to 2018, where he was responsible for driving operational excellence through strategic HR planning, building organizational and employee capabilities, facilitating change, and building effective working relationships with employees and guests on a global scale. His other relevant experiences include senior leadership positions at Town Sports International, Starbucks Coffee Company, Universal Music Group, Viacom, and Blockbuster Entertainment.
James A. Berry joined XpresSpa as its Chief Financial Officer in December 2020. For the past 20 years, he has provided financial and administrative leadership to healthcare organizations delivering urgent and emergency medical services. With annual patient volumes topping 200,000 visits, he has optimized revenue cycle processes; negotiated strong payer contracts; controlled spending; developed provider compensation plans; overseen accounting functions; developed planning, reporting, and business intelligence analytics; managed investment accounts; evaluated and oversaw benefit programs; and raised equity and debt capital for rapidly expanding enterprises. He is also experienced leading support functions including IT, HR, payroll, and business development.
In his most recent role, Mr. Berry served as CFO for ClearChoiceMD Urgent Care from 2016 to December 2020, where he was instrumental in creating partnerships with large health care delivery systems, ranging from financial joint ventures to affiliation agreements, managed services agreements, and memorialized letters of understanding. Prior to that, Mr. Berry served as Vice President-Finance and Corporate Treasurer of CareWell Urgent Care, a high-growth developer and operator of urgent care centers, from 2013 to 2016. He has testified before a New Hampshire legislature subcommittee, supporting Critical Access Hospitals, and has presented at the National Urgent Care Association annual meeting. Prior to his career in healthcare services, Mr. Berry held positions in the medical devices space, including Johnson & Johnson, a VC backed startup, and a small public company turnaround.
He holds a Bachelor of Science in Biochemistry (University of Massachusetts-Amherst) and an MBA from Purdue (Krannert Graduate School of Business).

Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended December 31, 2020 there were 23 meetings of our Board of Directors as well as 8 unanimous written consents. The various committees of the Board of Directors met a total of 8 times. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders.
Audit Committee.   Our Audit Committee met five (5) times during fiscal 2020. This committee currently has three (3) members, Robert Weinstein (Chairman), Bruce T. Bernstein and Donald E. Stout. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audit.
The Board determined that all members of the Audit Committee qualify as independent under the listing standards promulgated by the SEC and The Nasdaq Stock Market (“Nasdaq”), as such standards apply specifically to members of audit committees. The Board of Directors has determined that both Messrs. Weinstein and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Compensation Committee.   Our Compensation Committee met three (3) times during fiscal 2020. This committee currently has two (2) members, Bruce T. Bernstein (Chairman) and Donald E. Stout.
Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”) and our 2020 Equity Incentive Plan (the “2020 Plan”). The Compensation Committee is responsible for (1) the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that issue without the Chief Executive Officer present, (2) the determination of the compensation of the executive officers of the Company other than the Chief Executive Officer based upon the recommendation of the Chief Executive Officer and such other customary factors that the Committee deems necessary or appropriate, and (3) the establishment and review of general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During fiscal year 2020, the Compensation Committee did engage a third-party compensation consultant to review the Company’s compensation structure as well as benchmark it against the Company’s peer group.
The Board of Directors determined that both members of the Compensation Committee qualify as independent under the Nasdaq listing standards. A copy of the Compensation Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/ corp_governance.
Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee did not meet during fiscal 2020 and currently has two (2) members, Bruce T. Bernstein and Donald E. Stout. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and is authorized to:
•
identify and nominate members of the Board of Directors;

•
oversee the evaluation of the Board of Directors and management;

•
develop and recommend corporate governance guidelines to the Board of Directors;

•
evaluate the performance of the members of the Board of Directors; and

•
make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees.

Our Nominating and Corporate Governance Committee and Board of Directors considered a broad range of factors relating to the qualifications and background of nominees, which include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.
In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
The Board determined that both members of the Nominating and Corporate Governance Committee qualify as independent under the Nasdaq listing standards. A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Board Leadership Structure and Role in Risk Oversight
Effective February 5, 2018, the Board appointed Bruce T. Bernstein as the non-executive Chairman of the Board of Directors.
The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.
Summary Compensation Table
The following table summarizes the total compensation awarded or paid by us during the fiscal years ended December 31, 2020 and 2019 to (i) our principal executive officer; and (ii) the two most highly compensated executive officers other than the principal executive officer who was serving as executive officer at December 31, 2020 (collectively, the “named executive officers”).
Name and principal position	Year	Salary ($)	Incentive Plan Compensation ($)	Option Awards ($)(1)	Equity Awards ($)(1)	Total ($)
Douglas Satzman(2)	2020	387,578	135,000	108,070	38,625	669,273
Chief Executive Officer	2019	344,833	—	22,435	—	367,268
Scott Milford(3)	2020	279,582	90,000	192,394	67,552	629,528
Chief Operating Officer	2019	128,481	—	—	—	128,481
James A Berry(4)	2020	9,615	—	211,940	—	221,555
Chief Financial Officer

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2)
Mr. Satzman has served as our Chief Executive Officer since February 11, 2019. Compensation in 2020 and 2019 includes equity awards of stock options and restricted stock.

(3)
Mr. Milford has served as our Chief Operating Officer since December 14, 2020 and prior to that our first Chief People Officer, a non-executive officer role, since July 8, 2019. Compensation in 2020 includes equity awards of stock options and restricted stock.

(4)
Mr. Berry has served as our Chief Financial Officer and Principal Financial & Accounting Officer since December 14, 2020. Compensation in 2020 includes an equity award of stock options.

Narrative Disclosure to Summary Compensation Table
Douglas Satzman
On February 11, 2019, we entered into an employment agreement with Mr. Satzman, which had a term of three years provided that the employment agreement shall extend in two month increments for up to one (1) year thereafter for each month that the negotiations for an extension to the Employment Agreement are not concluded prior to sixth months before the end of the term. Under the terms of the employment agreement, Mr. Satzman receives an annual base salary of $400,000 and is eligible to participate in any annual bonus or other incentive compensation program that we may adopt from time to time for our executive officers. If Mr. Satzman earns any bonus or non-equity based incentive compensation which remains unpaid upon termination of employment for any reason, whether by Mr. Satzman or us other than for cause, then Mr. Satzman would be entitled to receive a pro- rata portion of such incentive compensation at the time it is paid.
Scott Milford
On July 8, 2019, we entered into an employment agreement with Mr. Milford, pursuant to which he agreed to serve as our Chief People Officer for an annual base salary of $280,000 and $300,000, for the first year ended July 31, 2020 and the second year ending on July 31, 2021, respectively. After July 31, 2021, Mr. Milford shall continue to be employed by the Company as an “at will” employee, subject to annual review by the Compensation Committee. Mr. Milford was also entitled to a one-time 10% minimum guaranteed bonus for 2019 to be calculated off his Base Salary as of his July 8, 2019 commencement date as well as to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers. Mr. Milford was promoted to Chief Operating Officer in December 2020; no changes to his compensation were made in connection with the promotion.
James A. Berry
On November 27, 2020, we entered into an offer letter with Mr. Berry, pursuant to which he agreed to serve as our Chief Financial Officer for an annual base salary of $250,000, subject to annual review by the

Compensation Committee. Mr. Berry also received a signing bonus of $25,000 and a sign-on equity award of $250,000 of stock options. He is eligible to receive a short-term incentive with a target payout of 50% of his annual base salary, as well as to participate in any annual bonus or other incentive compensation program that the Company may adopt from time to time for its executive officers.
Outstanding Equity Awards at 2020 Fiscal Year End
The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2020, to each of our named executive officers.
	Options Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un- exercisable	Option exercise price ($)	Option expiration date	Number of shares of units of stock that have not vested (#)	Market value of shares of units of stock that have not vested (#)
Douglas Satzman(1)					—	—
2019 Non Qualified Stock Option from the 2012 Plan	6,250	18,750	12.60	February 11, 2029
2020 Non Qualified Stock Options rom the 2012 Plan	83,334	—	1.53	April 20, 2030
Scott Milford(1)					—	—
2020 Non Qualified Stock Options from the 2012 Plan	58,334	—	1.53	April 20, 2030
2020 Incentive Stock Options from the 2012 Plan	32,106	—	5.01	September 6, 2030
2020 Non Qualified Stock Options from the 2020 Plan	—	96,319	5.01	October 28, 2030
James A Berry(1): 2020 Non Qualified Stock Options from the 2020 Plan	—	173,611	1.44	December 14, 2030	—	—

(1)
Un-exercisable Options vest in equal annual increments over each of the remaining anniversaries of the date of grant.

Pension Benefits
We do not have any qualified or nonqualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
Potential Payments upon Termination or Change-In-Control
The following summarizes the payments and potential payments to each of our named executive officers as of December 31, 2020 upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2020, the last business day of our fiscal year, at which time the closing price of our common stock as listed on Nasdaq was $1.19 per share. For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table” above.
Douglas Satzman
In the event Mr. Satzman’s employment is terminated for (i) Good Reason by Mr. Satzman, or (ii) by us without Cause, Mr. Satzman would receive severance in the amount of one-half times his then current base salary, and COBRA payments totaling approximately $36,000.

In the event Mr. Satzman’s employment is terminated by us without Cause as a result of a change of control, Mr. Satzman would receive severance in the amount of one times his then current base salary. A change of control means (A) an acquisition or series of acquisitions by a person(s) or entity(ies) (unrelated to the Company) of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of the Company, (B) a sale or disposition of all or substantially all of Company’s assets to an unrelated third party, or (C) the Company is merged or consolidated with another entity in which more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of the surviving entity is owned by a person(s) or entity(ies) unrelated to the Company.
Scott Milford and James A. Berry
Mr. Milford and Mr. Berry are not entitled to any payments upon termination or change-in-control.
Director Compensation
The following table sets forth the compensation of persons who served as non-employee members of our Board of Directors during the fiscal year ended December 31, 2020. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bruce T. Bernstein(2)	40,000	86,456	126,456
Donald E. Stout(3)	40,000	75,650	115,650
Robert Weinstein(4)	45,467	79,980	125,447
Michael Lebowitz(5)	29,451	64,842	94,293
Salvatore Giardina(6)	4,533	—	4,533
Andrew R. Heyer(7)	10,110	—	10,110

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Notes 2 and 13 of the consolidated financial statements disclosed in our Annual Report on Form 10-K for the year ended December 31, 2020, as amended, for the assumptions made in the valuation of the equity awards.

(2)
As of December 31, 2020, Mr. Bernstein held 71,917 fully vested options.

(3)
As of December 31, 2020, Mr. Stout held 63,875 fully vested options.

(4)
As of December 31, 2020, Mr. Weinstein held 61,667 fully vested options.

(5)
As of December 31, 2020, Mr. Lebowitz held 60,769 fully vested options.

(6)
As of December 31, 2020, Mr. Giardina held 5,250 fully vested options. Mr. Giardina resigned as a director on February 3, 2020.

(7)
As of December 31, 2020, Mr. Heyer held 3,750 fully vested options. Mr. Heyer resigned as a director on April 1, 2020.

We reimburse each member of our Board of Directors for reasonable travel and other out-of-pocket expenses in connection with attending meetings of the Board of Directors.
We compensate each of our non-employee directors an annual cash stipend of $40,000. Additionally, the Chairman of our Audit Committee receives an additional $10,000 in compensation for service in such capacity. For Mr. Weinstein’s annual cash stipend and compensation for service as Chairman of the Audit Committee was pro-rated to reflect that he joined the board in February 2020.

Equity Compensation Plan Information
The following table provides certain aggregate information, as of December 31, 2020 with respect to all of our equity compensation plans then in effect:
Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	No. of securities Remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Total equity compensation plans approved by security holders(1)(2)	1,353,888	$3.82	3,646,112

(1)
These plans consist solely of (i) the 2020 Plan, as approved by our Board of Directors in September 2020 and by our stockholders in October 2020 and (ii) the 2012 Plan, as amended. Under the 2020 Plan, a maximum of 5,705,239 shares of common stock may be awarded. No additional awards may be granted under the 2012 Plan.

(2)
All information reflects the Company’s 1-for-3 reverse stock split that was effected on June 11, 2020.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.xpresspagroup.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2020, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and Friedman LLP, our independent registered public accounting firm;

•
Discussed with Friedman LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”); and

•
Received written disclosures and the letter from Friedman LLP regarding its independence as required by applicable requirements of the PCAOB regarding Friedman LLP communications with the Audit Committee and the Audit Committee further discussed with Friedman LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Friedman LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Members of the XpresSpa Group, Inc. Audit Committee
Robert Weinstein (Chairman)
Bruce T. Bernstein
Donald E. Stout

DELINQUENT SECTION 16(a) REPORTS
Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Person Transactions Approval Policy
All related party transactions must be approved by our Audit Committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.
Transactions with Related Persons
None.
Director Independence and Committee Qualifications
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Bernstein, Weinstein, Stout, and Lebowitz qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Exchange Act. Accordingly, our Board of Directors is comprised of a majority of independent directors as required by Nasdaq rules. Our Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC. Our Board of Directors has further determined that Messrs. Bernstein and Weinstein are “audit committee financial experts” as defined in the rules of the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS
(Notice Item 1)
The Board of Directors nominated Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout, and Michael Lebowitz for election by the holders of Common Stock at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2022 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by proxies solicited by the Board will be voted FOR the election as directors of each of Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout, and Michael Lebowitz. In the event that any nominee becomes unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Required and Board of Directors’ Recommendation
The five nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF DOUGLAS SATZMAN, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, DONALD E. STOUT AND MICHAEL LEBOWITZ AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)
CohnReznick LLP (“CohnReznick”) was selected by our Audit Committee as our independent registered public accounting firm for the fiscal year ended December 31, 2019. This selection was ratified by our stockholders at the 2019 annual meeting held on October 2, 2019. On May 4, 2020, we dismissed CohnReznick and approved the engagement of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020. This selection was ratified by our stockholders at the 2020 annual meeting held on October 28, 2020. In deciding to select CohnReznick and Friedman, the Audit Committee carefully considered the qualifications of CohnReznick and Friedman, including their reputation for integrity, quality, and competence in the fields of accounting and auditing. Further, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CohnReznick and Friedman. The Audit Committee concluded that independence of CohnReznick and Friedman was not impaired for the fiscal years ended December 31, 2020 and 2019. For the fiscal years ended December 31, 2020 and 2019, we incurred the following fees for the services of CohnReznick and Friedman:
	2020	2019
Friedman:
Audit fees(1)	$148,243
Audit-related fees(2)	45,780
CohnReznick:
Audit fees(1)	331,000	$382,750
Audit-related fees(2)	54,000	138,500
Total	$579,023	$521,250

(1)
Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees for includes fees for benefit plan audits and lease compliance audits.

Dismissal of Previous Independent Registered Accounting Firm
On May 4, 2020, the Audit Committee informed CohnReznick of its decision to dismiss CohnReznick as the Company’s independent registered public accounting firm, effective as of that date.
CohnReznick’s report on the Company’s consolidated financial statements as of December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than to include an explanatory paragraph regarding substantial doubt as to the Company’s ability to continue as a going concern.
During the year ended December 31, 2019 and the subsequent interim period through May 4, 2020, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of CohnReznick would have caused CohnReznick to make reference to the subject matter of the disagreements or reportable events in connection with its reports on the financial statements for such years. During the year ended December 31, 2019 and the subsequent interim period through May 4, 2020, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness identified in the Company’s internal control over its financial close and reporting process.
The Company provided CohnReznick with a copy of the disclosure it made in response to Item 304(a) of Regulation S-K and requested that CohnReznick furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether CohnReznick agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of CohnReznick’s letter to the SEC dated May 5, 2020 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, which was filed with the SEC on May 6, 2020.
Appointment of New Independent Registered Public Accounting Firm
On May 4, 2020, the Audit Committee approved the engagement of Friedman as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021, effective immediately. During the fiscal year ended December 31, 2019 and through the subsequent interim period as of May 4, 2020, neither the Company, nor any party on behalf of the Company, consulted with Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
Audit Committee Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our independent registered public accounting firms in 2020 and 2019.
Vote Required and Board of Directors’ Recommendation
The Audit Committee has appointed Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of Friedman as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Friedman as our independent registered public accounting firm for 2021, our Audit Committee of our Board of Directors will reconsider its selection.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
(Notice Item 3)
The Board of Directors has approved and recommended that our stockholders approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares, an increase of 100,000,000 shares. The authorized capital stock of the Company currently consists of 150,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share. If the proposed amendment is approved, the authorized capital stock of the Company will consist of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The form of the Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock is attached as Appendix A to this proxy statement (the “Charter Amendment”).
The Board of Directors is recommending the proposed increase in the number of authorized shares of Common Stock to provide additional authorized shares of Common Stock for use in connection with potential future financings, strategic opportunities, acquisitions, employee benefit plans or for other corporate purposes. The Board determined that the Charter Amendment is advisable and in the best interests of the Company and directed that the Charter Amendment be submitted for adoption and approval by stockholders at the Annual Meeting. The Charter Amendment would not affect the number of authorized shares of Preferred Stock nor affect the par value of the Common Stock or the Preferred Stock. Currently, there are no shares of Preferred Stock issued and outstanding. Except for shares of Common Stock that are reserved for issuance, the Company has no commitments at this time for the issuance of additional shares of Common Stock, but desires to position itself to do so when needs arise and market conditions warrant.
As of August 2, 2021, the Company has 105,969,045 shares of Common Stock issued and outstanding and an aggregate of 41,379,153 shares of Common Stock reserved for issuance upon exercise of warrants to purchase shares of Common Stock issued in our previous financing, and for issuance under our various equity incentive plans (inclusive of shares to be issued pursuant to outstanding options and restricted stock units). This leaves a balance of 3,051,802 shares of authorized and unissued Common Stock available for issuance, and as a result, the Company’s ability to raise additional equity capital is severely constrained. The Board of Directors believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets.
If the Charter Amendment is approved by the stockholders, 250,000,000 shares of Common Stock will be authorized for issuance and the 100,000,000 additional authorized shares of Common Stock may be issued by the Company without any further action by the stockholders, except to the extent required by law or regulation or stock exchange requirement. Any additional authorized shares of Common Stock, if and when issued, would be part of the Company’s existing class of Common Stock, and would have the same rights and privileges as the currently outstanding shares of Common Stock. The issuance of additional authorized shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could also enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Charter Amendment has been prompted by business and financial considerations. The Charter Amendment will not by itself change the number of issued shares of Common Stock nor will it change the rights of current holders of the Company’s Common Stock.
If the Company’s stockholders approve this Proposal, the Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, or such later time as specified in such filing. If the Charter Amendment is adopted and approved by the stockholders, the Company currently anticipates filing the Charter Amendment with the Secretary of State of the State of Delaware on or around October 1, 2021.

Recommendation and Vote Required
The Board of Directors recommends that stockholders vote “FOR” the approval of the Charter Amendment to increase the number of authorized shares of Common Stock. The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions will have the same effect as votes “AGAINST” this proposal.

PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
(Notice Item 4)
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually and the next such advisory vote will occur at the 2022 annual meeting of stockholders.
Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.
We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.
Our compensation program consists of these general elements:
•
a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•
a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:
•
our competitive position;

•
our financial performance and the contribution of each individual to our financial performance;

•
individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•
our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2021 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of XpresSpa Group, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE.

PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 4
(Notice Item 5)
We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 4.
Vote Required and Board of Directors’ Recommendation
Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Proposals 2 through 4 requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the outcome of the vote for this Proposal 5. For purposes of the vote on this Proposal 5, an abstention will have the same effect as a vote “AGAINST” such proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 4, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE.

CODE OF CONDUCT AND ETHICS
We have adopted a code of ethics that applies to all of our employees. The text of the code of conduct and ethics is posted on the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 254 West 31 Street 11th Floor, New York, New York 10001. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons acting as proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2022 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than April 22, 2022, which is 120 days prior to the date that is one year from this year’s release date. All stockholder proposals should be sent to the attention of XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, attention Cara Soffer, General Counsel.
New York, New York
August 20, 2021

APPENDIX A
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
XPRESSPA GROUP, INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware, XpresSpa Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
1. The name of the Corporation is XpresSpa Group, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 9, 2006, under the name of Vringo, Inc. The name of the Corporation was changed to FORM Holdings Corp. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 6, 2016. The name of the Corporation was changed to XpresSpa Group, Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on January 5, 2018.
2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Restated Certificate of Incorporation of the Corporation as follows:
The second sentence of Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:
“The total number of shares the Corporation shall have the authority to issue is two hundred sixty million (260,000,000) shares, two hundred fifty million (250,000,000) shares of which shall be Common Stock and ten million (10,000,000) shares of which shall be Preferred Stock.”
This Certificate of Amendment shall be effective on                 , 20           at           Eastern Time.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this      day of                 , 20      .
XPRESSPA GROUP, INC.
By: Name: Douglas Satzman Title: Chief Executive Officer

A-1

XPRESSPA GROUP
FORM OF PROXY CARD

2

XPRESSPA GROUP FORM OF PROXY CARD XPRESSPA GROUP, INC. 254 WEST 31ST STREET 11TH FLOOR NEW YORK, NY 10001 VOTE BY INTERNETBefore The Meeting — Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/XSPA2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D23944-P44261 KEEP THIS PORTION
FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY XPRESSPA GROUP, INC. The Board of Directors recommends a vote FOR each of the nominees listed below and FOR each of the other proposals listed below. 1. Election of Directors Nominees: 01) Douglas Satzman 04) Donald E. Stout 02) Bruce T. Bernstein05) Michael Lebowitz 03) Robert Weinstein For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock by 100,000,000, from 150,000,000 to 250,000,000. 4. To approve, by an advisory vote, the compensation of XpresSpa Group, Inc.’s named executive officers, as disclosed in the proxy statement. 5. To approve an adjournment of XpresSpa Group, Inc.’s annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of proposals 2 through 4. NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2020 Annual Report are available at www.proxyvote.com. D23945-P44261 XPRESSPA GROUP, INC. Annual Meeting of Stockholders September 30, 2021, 11:00 AM, Eastern time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPRESSPA GROUP, INC. The undersigned stockholder of XpresSpa Group, Inc., a Delaware corporation (the “Company”), hereby appoints Douglas Satzman and Bruce T. Bernstein, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on September 30, 2021, at 11:00 a.m., Eastern time, virtually at www.virtualshareholdermeeting.com/XSPA2021, and at any adjournment or postponement thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO
DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2, 3, 4 AND 5. Continued and to be signed on reverse side